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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	Commission File Number:
FEBRUARY 1, 2000	000-12612

CALENDAR CAPITAL, INC.
(Exact name of registrant as specified in its charter)

MINNESOTA	41-1442918
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Riverplace, 65 Main Street SE, Suite 136
Minneapolis, MN 55414
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 (612) 676-1436

(Former name or former address, if changed since last report)
 N/A

CALENDAR CAPITAL, INC..
EXPLANATORY NOTE

    Pursuant to Items 7(a)(4) and 7(b)(2) of the Securities and Exchange Commission's (the "Commission") General Instructions for Form 8-K, Calendar Capital, Inc. (the "Company") hereby amends Items 7(a) and 7(b) of its Current Report on Form 8-K, filed with the Commission on February 8, 2000, to file audited financial statements of Entrenaut, Inc., a Minnesota corporation ("Entrenaut") with which the Company entered into a Stock Exchange Agreement effective February 1, 2000, making Entrenaut a wholly-owned subsidiary of the Company, and pro formas of the Company.

CALENDAR CAPITAL, INC.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS
ITEM 7(a).	FINANCIAL STATEMENTS OF ENTRENAUT, INC.

Filed herewith as an Exhibit as part of this report are the following financial statements: Entrenaut, Inc. (i) Independent Auditors' Report, (ii) Balance Sheet as of December 31, 1999 (audited), (iii) Statements of Operations for the year ended December 31, 1999 (audited), (iv) Statements of Shareholder's Equity for the year ended December 31, 1999 (audited), (v) Statements of Cash Flows for the year ended December 31, 1999 (audited), (vi) Notes to Financial Statements for the year ended December 31, 1999 (audited).
ITEM 7(b).	PRO FORMA FINANCIAL INFORMATION
Filed herewith as an Exhibit as part of this report are the following pro forma condensed consolidated financial statements of Calendar Capital, Inc. (unaudited)

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CALENDAR CAPITAL, INC.. EXPLANATORY NOTE